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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of earliest event reported):  OCTOBER 30, 2003
                                                  ------------------


                          HIENERGY TECHNOLOGIES, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE             0-32093              91-2022980
         ----------            -------              ----------
       (State or other       (Commission          (I.R.S. Employer
        Jurisdiction         File Number)        Identification No.)
      of incorporation)



              1601B ALTON PARKWAY
               IRVINE, CALIFORNIA                         92606
     ----------------------------------------           ---------
    (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  949.757.0855
                                                     ------------


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 9.   REGULATION FD DISCLOSURE


HIENERGY TECHNOLOGIES, INC. FEATURED ON FOX NEWS.

HiEnergy Technologies, Inc. has been featured on Fox News Channel's national investigative report on new cutting-edge technologies currently in development for airport security.

HiEnergy's scientists showed the Fox News team an on-site demonstration of HiEnergy's unique explosive and contraband detection technology in Irvine, California. Demonstrations featured the new CarBomb Finder.

HiEnergy Technologies, Inc. has developed patent pending StoichiometerTM explosive detection technology that remotely determines the chemical formula of concealed substances, including explosives, biological weapons, and illegal drugs through barriers in a short period of time. "Stoichiometer" means a detector that deciphers the chemical formula of unknown substances. There are two models of the Stoichiometer, the MiniSenzor and the SuperSenzor. The demonstrations for FOX News were carried out with the MiniSenzor, which is our least expensive product line.

The Company has issued a press release regarding the coverage on FOX News. The press release is attached as Exhibit 99.1 to this Form 8-K. The FOX News article is attached as Exhibit 99.2 to this Form 8-K. Excerpts from the story which aired on FOX Magazine are attached as Exhibit 99.3. These Exhibits are incorporated herein by this reference.


FORWARD-LOOKING STATEMENTS

Except for the historical information presented in this document, the matters discussed in this Form 8-K, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "plans", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K and other filings with the SEC by the Registrant. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.



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EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
99.1     HiEnergy Technologies, Inc. Press Release dated November 4, 2003.
99.2     FOX News Article on HiEnergy Technologies, Inc.
99.3     Excerpts from the FOX Magazine TV story.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   HIENERGY TECHNOLOGIES, INC.


November 4, 2003                   By: /s/ Bogdan C. Maglich
--------------------               -----------------------------------
(Date)                             Name: Bogdan C. Maglich,
                                   Chief Executive Officer, Chairman of the
                                   Board, President and Treasurer